UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2018

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01. Regulation FD Disclosure.

On November 15, 2018, ServiceMaster Global Holdings, Inc. (“ServiceMaster”) announced that it would be hosting an investor day today, December 11, 2018.

On December 11, 2018, ServiceMaster Global Holdings, Inc. issued a press release outlining details of ServiceMaster’s next chapter and also announcing the acquisition of Assured Environments, reaffirming full year 2018 guidance and announcing the renaming of Franchise Services Group to ServiceMaster Brands. A copy of the press release is being furnished as Exhibit 99.1, and is incorporated herein by reference. A copy of the materials to be presented at the investor day is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including the exhibits hereto) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the U.S. Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

This presentation contains “forward-looking statements,” including 2018 revenue, Adjusted EBITDA outlook, and organic revenue growth projections, that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause ServiceMaster’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of ServiceMaster only as of the date of this presentation and ServiceMaster undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, ServiceMaster’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. ServiceMaster cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. For a discussion of some of the important factors that could cause ServiceMaster’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and our other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

99.1	Press Release of ServiceMaster Global Holdings, Inc. issued December 11, 2018.
99.2	ServiceMaster Investor Day Presentation, dated December 11, 2018.

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of ServiceMaster Global Holdings, Inc. issued December 11, 2018.
99.2	ServiceMaster Investor Day Presentation, dated December 11, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

December 11, 2018	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer